                                                                   EXHIBIT 10.40
                                                                   -------------

[*] IMPORTANT NOTE: Certain material, indicated by four asterisks ("****"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM VI
                                       TO
                        SPRINT PCS MANAGEMENT AGREEMENT

Manager:                iPCS WIRELESS, INC. (f/k/a ILLINOIS PCS, L.L.C.)

Service Area BTAs:      Illinois Bloomington, IL                                 BTA# 46
                        Champaign-Urbana, IL                                     BTA# 71
                        Clinton, IA-Sterling, IL                                 BTA# 86
                        Danville, IL                                             BTA# 103
                        Davenport, IA-Moline, IL                                 BTA# 105
                        Decatur-Effingham, IL                                    BTA# 109
                        Galesburg, IL                                            BTA# 161
                        Jacksonville, IL                                         BTA# 213
                        Kankakee, IL                                             BTA# 225
                        LaSalle-Peru-Ottawa-Streator                             BTA# 243
                        Mattoon, IL                                              BTA# 286
                        Mt. Vernon-Centralia, IL                                 BTA# 308
                        Peoria, IL                                               BTA# 344
                        St. Louis, MO (Macoupin County, IL only)                 BTA# 394
                        Springfield, IL                                          BTA# 426
                        Nebraska Omaha, NE (partial)*                            BTA# 332
                        Lincoln, NE (partial)*                                   BTA# 256
                        Hastings, NE                                             BTA# 185
                        Norfolk, NE                                              BTA# 323
                        Grand Island -- Kearney, NE                              BTA# 167
                        Iowa Fort Dodge, IA                                      BTA# 150
                        Waterloo-Cedar Falls, IA                                 BTA# 462
                        Dubuque, IA                                              BTA# 118
                        Burlington, IA                                           BTA# 61
                        Ottumwa, IA                                              BTA# 337
                        Des Moines, IA (partial)*                                BTA# 111
                        Marshalltown, IA                                         BTA# 283
                        Mason City, IA                                           BTA# 285
                        Michigan Traverse City, MI                               BTA# 446
                        Saginaw-Bay City, MI                                     BTA# 390
                        Muskegon, MI                                             BTA# 310
                        Grand Rapids, MI                                         BTA# 169
                        Mount Pleasant, MI                                       BTA# 307
                        Lansing, MI (partial)*                                   BTA# 241
                        Battle Creek, MI (partial)*                              BTA# 33
                        Cedar Rapids, IA                                         BTA# 70
                        Iowa City, IA                                            BTA# 205

     This Addendum VI (this "Addendum"), dated as of February 28, 2001, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of January 22, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of January 22, 1999, that certain Addendum II entered into as of August 3, 1999, that certain Amended and Restated Addendum III entered into as of March 8, 2000 (which Amended and Restated Addendum III replaced and superseded that certain Addendum III executed by the parties on February 4, 2000), that certain Addendum IV entered into as of July 12, 2000 and that certain Addendum V entered into as of December 15, 2000 (the Sprint PCS Management Agreement, as amended to date, the "Management Agreement").

     The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect. Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

     The Management Agreement is modified as follows:

     1.   Revised Build-out Plan.  Exhibit 2.1 attached to this Addendum
                                   -----------
supersedes and replaces in its entirety Exhibit 2.1 attached to the Management
                                        -----------
Agreement.

     2. Subscribers. The parties agree that effective the date of the Initial Closing of the Asset Purchase Agreement (Optional Service Area), Manager will assume management responsibility for all subscribers in the two customer service areas representing the Cedar Rapids/Iowa City area (OMACDR319 and OMAIWC319) ("Optional Service Area Subscribers").


     The handset of each Optional Service Area Subscriber who receives Sprint PCS Products and Services using a Sprint PCS handset that is under warranty at the time Manager assumes management responsibility for the Optional Service Area Subscribers shall be subject to the underlying handset purchase agreements and warranties of Sprint PCS insofar as provided for in such agreements. After the Closing date of the APA, the cost and risk of loss from defective handsets and warranty exchanges for any Optional Service Area Subscriber will be borne by Manager.


     3. Counterparts. This Addendum may be signed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.


                                Sprint Spectrum L.P.


                                By:  /s/ Thomas E. Mateer
                                   ---------------------------------
                                Thomas E. Mateer
                                Vice President - Affiliations


                                WirelessCo, L.P.


                                By:  /s/ Thomas E. Mateer
                                   --------------------------------
                                Thomas E. Mateer
                                Vice President - Affiliations


                                SprintCom, Inc.


                                By:  /s/ Thomas E. Mateer
                                   --------------------------------
                                Thomas E. Mateer
                                Vice President - Affiliations


                                Sprint Communications Company L.P.


                                By:  /s/ Ed Mattix
                                   --------------------------------
                                Ed Mattix
                                Senior Vice President - Public Affairs



                                iPCS Wireless, Inc.


                                By:  /s/ Timothy M. Yager
                                   ---------------------------------
                                Timothy M. Yager
                                President and CEO

                       Amended and Restated Exhibit 2.1
                               February 28, 2001


To be Hard Launched by December 1999


BTA 46 Bloomington
Coverage includes the cities of Bloomington, Lincoln, and Pontiac. I-55 coverage from Springfield BTA to Chicago BTA.

BTA 86 Clinton-Sterling
Coverage includes city of Sterling. I-88 coverage from Davenport-Moline BTA to Chicago BTA.

BTA 105 Davenport-Moline
Coverage of "Quad Cities" metro area. I-80 coverage from Cedar Rapids BTA to LaSalle-Peru BTA.

BTA 161 Galesburg
Coverage of Galesburg.  I-74 from Davenport-Moline BTA to Peoria BTA.

BTA 213 Jacksonville
Coverage of Jacksonville.  I-72 from Jacksonville to Springfield BTA.

BTA 243 LaSalle-Peru-Ottowa-Streator
Coverage of LaSalle-Peru-Ottowa, and Mendota. I-80 from Davenport-Moline BTA to Chicago BTA and Hwy 39 from Chicago BTA to Peoria BTA.

BTA 344 Peoria
Coverage of Peoria and Pekin. I-74 from Galesburg BTA to Bloomington BTA and I-155 from Peoria to Bloomington BTA.

BTA 394 St. Louis (Macoupin County only)
Coverage of southern third to Macoupin County. I-55 from border of Macoupin county and St. Louis BTA to Springfield BTA.

BTA 426 Springfield
Coverage of Springfield, Chatham, and Litchfield. I-55 from St. Louis BTA to Bloomington BTA and I-72 from Jacksonville BTA to Decatur-Effingham BTA.


To be Hard Launched by December 2000

BTA 46 Bloomington
Coverage of city of Clinton. Hwy 51 from Bloomington to Decatur BTA and I-74 from Bloomington to Champaign-Urbana BTA.

BTA 71 Champaign-Urbana
Coverage of Champaign and Urbana. I-74 from Bloomington BTA to Danville BTA, I-72 from Decatur-Effingham BTA to Champaign, and I-57 from Kankakee BTA to Mattoon BTA.

BTA 103 Danville
Coverage of city of Danville.  I-74 from Champaign-Urbana BTA to Lafayette BTA.

BTA 109 Decatur-Effingham
Coverage of cities of Decatur, Effingham, and Vandalia. I-72 from Springfield BTA to Champaign-Urbana BTA, I-70 from St. Louis BTA to Mattoon BTA, and I-57 from Mattoon BTA to Mt. Vernon-Centralia BTA.

BTA 225 Kankakee
Coverage of city of Kankakee.  I-57 from Chicago BTA to Champaign-Urbana BTA.

BTA 286 Mattoon
Coverage of cities of Mattoon and Charleston. I-57 from Champaign-Urbana BTA to Decatur-Effingham BTA and I-70 from Decatur-Effingham BTA to Terre Haute BTA.


BTA 308 Mt. Vernon-Centralia BTA
Coverage of cities of Mt. Vernon, Centralia, and Salem. I-64 from St. Louis BTA to Mt. Vernon and I-57 from Decatur-Effingham BTA to Carbondale-Marion BTA.


To be Hard Launched by July 1, 2001

Grand Rapids BTA 169
****

Muskegon BTA 310
****

Saginaw-Bay City BTA 390
****

Lansing BTA 241
****

Battle Creek BTA 33
****


To be Hard Launched by October 1, 2001


Grand Rapids BTA 169
****

Traverse City BTA 446
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

****

Saginaw-Bay City BTA 390
****

Mount Pleasant BTA 307
****

Waterloo-Cedar Falls BTA 462
****

Dubuque BTA 118
****

Burlington BTA 61
****

Ottumwa BTA 337
****

Des Moines BTA 111
****

Marshalltown BTA 283
****


To be Hard Launched by October 31, 2001

BTA 308 Mt. Vernon-Centralia BTA
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

To be Hard Launched by December 1, 2001

Cedar Rapids BTA 70
****

Iowa City BTA 205
****

Norfolk BTA 323
****

Omaha BTA 332
****

Des Moines BTA 111
****

Mason City BTA 285
****

Fort Dodge BTA 150
****


To be Hard Launched by December 2002

BTA 86 Clinton-Sterling
****

BTA 105 Davenport-Moline
****

BTA Decatur-Effingham
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

BTA 225 Kankakee
****

BTA 243 LaSalle-Peru-Ottowa-Streator
****

BTA 344 Peoria
****

BTA 426 Springfield
****


To be Hard Launched no later than December 31, 2004

Mason City BTA 285
****

Fort Dodge BTA 150
****

Des Moines BTA 111
****

Lincoln BTA 256
****

Grand Island-Kearney BTA 167
****

Hastings BTA 185
****

Des Moines MTA
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Limited Service Areas
Manager has partial responsibility, or Limited Service Area, in selected BTAs in the Service Area. The Manager's Limited Service Area BTAs are defined below.
In all areas where it is noted that Manager will meet Sprint PCS current or planned coverage, Manager will work with Sprint PCS RF staff to determine the exact location of Manager's sites in order to provide contiguous coverage with Sprint PCS.


                            Des Moines, IA BTA 111
****


Omaha, NE BTA 332
****

Lincoln, NE BTA 256
****

Battle Creek, MI BTA 33
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

Lansing, MI BTA 241
****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.